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                                                                    EXHIBIT 23.1





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 (333-112145) of our report dated July 25, 2003 relating to the consolidated financial statements which appears in Workstream Inc.'s Annual Report on Form 10-K for the year ended May 31, 2003.


We also consent to the reference to us under the heading "Experts" in such Registration Statement.




/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
August 13, 2004